Relative Strength Managed Volatility Strategy ETF
Schedule of Investments
March 31, 2025 (Unaudited)

COMMON STOCKS - 98.3%	Shares	Value
Banking - 10.1%
Bank of America Corp.	85,966	$3,587,361
JPMorgan Chase & Co.	15,233	3,736,655
		7,324,016

Consumer Staple Products - 5.0%
Procter & Gamble Co.	21,108	3,597,225

Financial Services - 10.2%
Mastercard, Inc. - Class A	6,729	3,688,299
Visa, Inc. - Class A	10,684	3,744,315
		7,432,614

Health Care - 14.8%
AbbVie, Inc.	16,679	3,494,584
Eli Lilly & Co.	4,334	3,579,494
Johnson & Johnson	22,002	3,648,812
		10,722,890

Insurance - 5.0%
Berkshire Hathaway, Inc. - Class B (a)	6,840	3,642,847

Media - 14.1%
Alphabet, Inc. - Class C	21,441	3,349,728
Meta Platforms, Inc. - Class A	5,909	3,405,711
Netflix, Inc. (a)	3,719	3,468,079
		10,223,518

Oil & Gas - 5.2%
Exxon Mobil Corp.	31,389	3,733,094

Retail & Wholesale - Discretionary - 9.9%
Amazon.com, Inc. (a)	18,168	3,456,644
Home Depot, Inc.	10,112	3,705,947
		7,162,591

Retail & Wholesale - Staples - 10.0%
Costco Wholesale Corp.	3,900	3,688,542
Walmart, Inc.	40,845	3,585,782
		7,274,324

Software & Tech Services - 4.7%
Microsoft Corp.	9,164	3,440,074

Tech Hardware & Semiconductors - 9.3%
Apple, Inc.	16,724	3,714,902
Broadcom, Inc.	18,292	3,062,630
		6,777,532
TOTAL COMMON STOCKS (Cost $74,214,742)		71,330,725

EXCHANGE TRADED FUNDS - 1.2%
iShares Core U.S. Aggregate Bond ETF	8,847	875,145
TOTAL EXCHANGE TRADED FUNDS (Cost $870,977)		875,145

TOTAL INVESTMENTS - 99.5% (Cost $75,085,719)		72,205,870
Money Market Deposit Account - 0.6% (b)		432,540
Liabilities in Excess of Other Assets - (0.1)%		(48,282)
TOTAL NET ASSETS - 100.0%		$72,590,128
two		–%
Percentages are stated as a percent of net assets.		–%

(a)	Non-income producing security.
(b)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of March 31, 2025 was 4.20%.

Summary of Fair Value Disclosure as of March 31, 2025 (Unaudited)

Relative Strength Managed Volatility Strategy ETF has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of March 31, 2025:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$71,330,725	$–	$–	$71,330,725
Exchange Traded Funds	875,145	–	–	875,145
Total Investments	$72,205,870	$–	$–	$72,205,870

Refer to the Schedule of Investments for further disaggregation of investment categories.